SECOND AMENDMENT TO AGREEMENT OF SALE

     THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this "Second Amendment") is made and entered into as of this 18 day of April, 1997, by and among CROSSTOWN ASSET CORP. I, a Delaware corporation ("Purchaser"), and H-A LIMITED PARTNERSHIP, an Illinois limited partnership ("Seller").

                                   RECITALS:

     WHEREAS, Purchaser and Seller have entered into that certain Agreement of Sale dated March 18, 1997 (the "Original Agreement"), for the property described therein (the "Property"), commonly known as the Hammond Aire Plaza, East Baton Rouge Parish, Louisiana;

     WHEREAS, the parties previously amended the Original Agreement pursuant to that certain Ratification and Amendment of Agreement of Sale (the "First Amendment") dated April 15, 1997 (together, the Original Agreement and the First Amendment are referred to herein as the "Agreement"); and

     WHEREAS, the parties wish to execute this Second Amendment to amend the Agreement on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                   AGREEMENT

1. Amendment. Section 2.2 of the Agreement is hereby amended dy deleting "One Hundred Fourteen Thousand and No/100 Dollars ($114,000)" and inserting in its place "One Hundred Five Thousand Nine Hundred and No/100 Dollars ($105,900)".

2. No Modification. Except as amended and modified hereby, the Agreement shall be and remain unchanged in full force and effect in accordance with its terms and it is hereby ratified and confirmed. In the event of any inconsistency between the terms and conditions of the Agreement and the terms and conditions of this Second Amendment, the terms and conditions of this Second Amendment shall govern and Control. The term "Agreement" shall hereafter mean the Agreement as modified by this Second Amendment.

3. Counterparts. This Second Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.
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     IN WITNESS WHEREOF, the parties have executed this Second Amendment as of the day and year first written above.

                         PURCHASER:

                         CROSSTOWN ASSET CORP. I, a Delaware
                         corporation

                         By:  /s/ Thomas F. Haller, Jr.
                                -------------------------------
                         Name:  Thomas F. Haller, Jr.
                         Its:   Vice President


                         SELLER:

                         H-A LIMITED PARTNERSHIP, an
                         Illinois limited partnership

                         By:  H-A Partners, Inc., an Illinois
                                 corporation, its general partner

                                   By:  /s/ John K. Powell, Jr.
                                           -----------------------------
                                   Name:  John K. Powell, Jr.
                                   Its:   Senior Vice President